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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)       [ ]
                            ------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                    New York
                            (State of Incorporation
                          if not a U.S. national bank)

                        One Wall Street, New York, N.Y.
                    (Address of principal executive offices)

                                   13-5160382
                      (I.R.S. employer identification no.)

                                     10286
                                   (Zip Code)

                            ------------------------

                       SPANISH BROADCASTING SYSTEM, INC.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                        2601 South Bayshore Drive, PH II
                             Coconut Grove, Florida
                    Address of principal executive offices)

                                   13-3827791
                      (I.R.S. employer identification no.)

                                     33133
                                   (Zip Code)

                Spanish Broadcasting System Of California, Inc.
              (Exact name of obligor as specified in its charter)

                                   California
                        (State or other jurisdiction of
                         incorporation or organization)

                                   92-3952357
                      (I.R.S. employer identification no.)

                   Spanish Broadcasting System Network, Inc.
              (Exact name of obligor as specified in its charter)

                                    New York
                        (State or other jurisdiction of
                         incorporation or organization)

                                   13-3511101
                      (I.R.S. employer identification no.)

                              SBS Promotions, Inc.
              (Exact name of obligor as specified in its charter)

                                    New York
                        (State or other jurisdiction of
                         incorporation or organization)

                                   13-3456128
                      (I.R.S. employer identification no.)
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                               SBS Funding, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   52-2176317
                      (I.R.S. employer identification no.)

                             Alarcon Holdings, Inc.
              (Exact name of obligor as specified in its charter)

                                    New York
                        (State or other jurisdiction of
                         incorporation or organization)

                                   13-3475833
                      (I.R.S. employer identification no.)

                         SBS of Greater New York, Inc.
              (Exact name of obligor as specified in its charter)

                                    New York
                        (State or other jurisdiction of
                         incorporation or organization)

                                   13-3888732
                      (I.R.S. employer identification no.)

                  Spanish Broadcasting System of Florida, Inc.
              (Exact name of obligor as specified in its charter)

                                    Florida
                        (State or other jurisdiction of
                         incorporation or organization)

                                   58-1700848
                      (I.R.S. employer identification no.)

               Spanish Broadcasting System of Greater Miami, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   65-0774450
                      (I.R.S. employer identification no.)

                Spanish Broadcasting System of Puerto Rico, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   52-2139546
                      (I.R.S. employer identification no.)

                       Spanish Broadcasting System, Inc.
              (Exact name of obligor as specified in its charter)

                                   New Jersey
                        (State or other jurisdiction of
                         incorporation or organization)

                                   13-3181941
                      (I.R.S. employer identification no.)

                 Spanish Broadcasting System of Illinois, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   36-4174296
                      (I.R.S. employer identification no.)

                Spanish Broadcasting System of San Antonio, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   65-0820776
                      (I.R.S. employer identification no.)

                Spanish Broadcasting System Finance Corporation

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              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   65-1081341
                      (I.R.S. employer identification no.)

                  Spanish Broadcasting System SouthWest, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   75-2130336
                      (I.R.S. employer identification no.)

               Spanish Broadcasting System -- San Francisco, Inc.
              (Exact name of obligor as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

                                   94-3405231
                      (I.R.S. employer identification no.)

                Spanish Broadcasting System of Puerto Rico, Inc.
              (Exact name of obligor as specified in its charter)

                                  Puerto Rico
                        (State or other jurisdiction of
                         incorporation or organization)

                                   66-0564244
                      (I.R.S. employer identification no.)

                   9 5/8% Senior Subordinated Notes due 2009
                      (Title of the indenture securities)

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 1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                 NAME                                      ADDRESS
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Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
  New York                                 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation      Washington, D.C. 20429

New York Clearing House Association        New York, New York 10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

 2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
        AFFILIATION.

     None.

16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of August, 2001.

                                          THE BANK OF NEW YORK

                                          By: /s/ LUIS PEREZ
                                            ------------------------------------
                                              Name: Luis Perez
                                              Title: Asst. Vice President

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                                   EXHIBIT 7

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
                           ASSETS                              IN THOUSANDS
                           ------                             --------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........   $ 2,811,275
  Interest-bearing balances.................................     3,133,222
Securities:
  Held-to-maturity securities...............................       147,185
  Available-for-sale securities.............................     5,403,923
Federal funds sold and Securities purchased under agreements
  to resell.................................................     3,378,526
Loans and lease financing receivables:
  Loans and leases held for sale............................        74,702
  Loans and leases, net of unearned income..................    37,471,621
  LESS: Allowance for loan and lease losses.................       599,061
  Loans and leases, net of unearned income and allowance....    36,872,560
Trading Assets..............................................    11,757,036
Premises and fixed assets (including capitalized leases)....       768,795
Other real estate owned.....................................         1,078
Investments in unconsolidated subsidiaries and associated
  companies.................................................       193,126
Customers' liability to this bank on acceptances
  outstanding...............................................       592,118
Intangible assets...........................................
  Goodwill..................................................     1,300,295
  Other intangible assets...................................       122,143
Other assets................................................     3,676,375
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Total assets................................................   $70,232,359
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LIABILITIES
Deposits:
  In domestic offices.......................................   $25,962,242
  Noninterest-bearing.......................................    10,586,346
  Interest-bearing..........................................    15,395,896
  In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................    24,862,377
  Noninterest-bearing.......................................       373,085
  Interest-bearing..........................................    24,489,292
Federal funds purchased and securities sold under agreements
  to repurchase.............................................     1,446,874
Trading liabilities.........................................     2,373,361
Other borrowed money:
  (includes mortgage indebtedness and obligations under
     capitalized leases)....................................     1,381,512
Bank's liability on acceptances executed and outstanding....       592,804
Subordinated notes and debentures...........................     1,646,000
Other liabilities...........................................     5,373,065
                                                               -----------
Total liabilities...........................................   $63,658,235
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

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
                                                              DOLLAR AMOUNTS
                           ASSETS                              IN THOUSANDS
                           ------                             --------------
EQUITY CAPITAL
Common stock................................................     1,135,284
Surplus.....................................................     1,008,773
Retained earnings...........................................     4,426,033
Accumulated other comprehensive income......................         4,034
Other equity capital components.............................             0
Total equity capital........................................     6,574,124
                                                               -----------
Total liabilities and equity capital........................   $70,232,359
                                                               ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Thomas J. Mastro,
                                  Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                    Thomas A. Renyi
                                   Gerald L. Hassell          Directors
                                    Alan R. Griffith

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